Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
July 31, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.40%
      July, 1997  5.42%
      June, 1997  5.68%
      May, 1997  5.10%



Cash Yield                                              18.54%


Investor Charge Offs                                    5.08%


Base Rate                                               8.03%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       15.28%


Total Payment Rate                                      10.97%


Total Principal Balance                                $6,029,451,916.58


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $921,118,583.29